Exhibit 99.2
GRT OFFICE PORTFOLIO SALE: QUESTIONS AND ANSWERS
AUGUST 29, 2022
1.What did GRT announce?
•Griffin Realty Trust, Inc. (“GRT” or the “Company”) announced the sale of a majority interest in a 41-property office portfolio (consisting of 53 buildings and one land parcel), which portfolio is valued at $1.132 billion, to an institutional buyer and its operating partner (the “Office Portfolio Sale”).
•The consummation of the Office Portfolio Sale advances the Company’s recently announced strategic monetization process, which has been guided by GRT’s financial advisors Goldman Sachs, Eastdil Secured, and BofA Securities.
•The primary goals of this strategic monetization process are providing stockholders with as much liquidity as possible amid the current capital markets environment while maximizing value.

2.What assets were included in the transaction?
•GRT selected the properties included in the Office Portfolio Sale to align with the Company’s previously announced strategic monetization process. The portfolio includes properties with shorter weighted average lease terms and higher estimated future capital expenses in relation to the balance of GRT’s portfolio.
•These properties are mostly leased to single tenants and are situated in various markets across the United States.

3.What is the expected use of proceeds from the Office Portfolio Sale?
•GRT intends to utilize the net proceeds from the Office Portfolio Sale primarily to pay off debt to best position the Company to facilitate subsequent steps in the strategic monetization process.

4.What will be the composition of GRT’s wholly owned portfolio following the Office Portfolio Sale?
•The following statistics reflect GRT’s wholly owned portfolio following the closing of the Office Portfolio Sale.

Statistics of GRT’s Wholly Owned Portfolio as of August 29, 2022
	Total	Office	Industrial
Number of Properties	80	57	23
RSF	21.6	10.8	10.8
Occupancy	95%	90%	100%
Weighted Average Lease Term (WALT)[1]	7.1	7.1	6.7
% Of Remaining Portfolio	100%	77%	23%
1 Weighted by annualized base rent (ABR)

GRT OFFICE PORTFOLIO SALE: QUESTIONS AND ANSWERS
AUGUST 29, 2022
5.Where can Advisors and Investors go to get more information?
•Additional information is available on GRT’s website at grtreit.com. There are two ways to access this information from the landing page of the website: Click the ‘GRT Strategic Update & Office Portfolio Sale’ button or click the INVESTORS button in the upper right corner. In each case, you will be directed to the INVESTORS section of the site where GRT has linked key documents related to the Office Portfolio Sale. Any additional information provided in relation to the Office Portfolio Sale will be posted to our website and will also be available on the SEC website.
•Stockholders can also email GRT’s Investor Services Team at investorrelations@grtreit.com, or for operational issues call GRT’s dedicated account services team at 800-679-2112.
•Financial Advisors can email our advisor services team at advisorservices@grtreit.com, or call Dan Ranchigoda, Vice President, Product Specialist & Advisor Services, at 310-606-3262.
•Documents filed by GRT with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at the “Investors” section of our website at www.grtreit.com or by writing to Griffin Realty Trust, Inc., Attention: Secretary, 1520 E. Grand Avenue, El Segundo, California 90245.
DISCLOSURES
Cautionary Statement Regarding Forward-Looking Statements
These Questions and Answers contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential” or the negative of these words and phrases or similar words or phrases which are predictions of or indicate future events or trends and which do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. The forward-looking statements contained in this press release reflect the Company's current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause the Company's actual results to differ significantly from those expressed in any forward-looking statement.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: general economic and financial conditions; market volatility; inflation; any potential recession or threat of recession; interest rates; the impact of the COVID-19 pandemic and resulting economic disruption on the markets in which we operate and on work-from-home trends, occupancy, rent deferrals and the financial condition of the Company’s tenants; whether any easing of the pandemic or other factors will impact the attractiveness of industrial and/or office assets; whether we will be successful in renewing leases as they expire; future financial and operating results, plans, objectives, expectations and intentions; expected sources of financing and the availability and attractiveness of the terms of any such financing; legislative and regulatory changes that could adversely affect our business; whether we will continue to publish our net asset value on an annual basis, more frequently or at all; our future capital expenditures, operating

GRT OFFICE PORTFOLIO SALE: QUESTIONS AND ANSWERS
AUGUST 29, 2022
expenses, net income, operating income, cash flow and developments and trends of the real estate industry; whether the strategic monetization process will maximize stockholder value; whether the spin off will be completed on the anticipated timing or at all; whether we will be successful in liquidating our remaining assets after the spin off; whether we will effect the strategic monetization process at the time and in a manner that maximizes value for the Company’s stockholders; when stockholders will receive any net proceeds in connection with the disposition of our remaining assets after the spin off; whether we will succeed in our investment objectives; whether the combination of net proceeds from the ultimate sale of your shares of the spin off company and the distribution of the net proceeds by the Company from the sale of the remaining assets will equal our current NAV; our ability to find purchasers for the remaining assets on such terms as our Board of Directors determines to be in the best interests of our stockholders; unanticipated difficulties or expenditures relating to the strategic monetization process or the pursuit of sales of our remaining assets; the response of stockholders, tenants, business partners and competitors to the announcement of the strategic monetization process; legal proceedings that may be instituted against us and others related to the strategic monetization process; risks associated with our dependence on key personnel whose continued service is not guaranteed; risks related to the disruption of management’s attention from ongoing business operations due to pursuit of the strategic monetization process; other factors, including those risks disclosed in Part I, Item 1A. “Risk Factors” and Part II, Item 7. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” of the Company’s most recent Annual Report on Form 10-K and Part I, Item 2. “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and Part II, Item 1A. “Risk Factors” of the Company’s Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. The Company cautions investors not to place undue reliance on these forward-looking statements and urge you to carefully review the disclosures it makes concerning risks. While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The forward-looking statements speak only as of the date of this press release. Furthermore, the Company disclaims any obligation to publicly update or revise any forward- looking statement to reflect changes in underlying assumptions or factors, of new information, data or methods, future events or other changes.

Our stockholders are cautioned not to place undue reliance on any forward-looking statement in these Questions and Answers. All forward-looking statements are made as of the date of these Questions and Answers, and the risk that actual results will differ materially from the expectations expressed in these Questions and Answers may increase with the passage of time. In light of the significant uncertainties inherent in the forward-looking statements in these Questions and Answers, the inclusion of such forward-looking statements should not be regarded as a representation by us or any other person that the objectives and plans set forth in these Questions and Answers will be achieved.

GRT OFFICE PORTFOLIO SALE: QUESTIONS AND ANSWERS
AUGUST 29, 2022
Additional Information and Where to Find It
In connection with its 2022 annual meeting of stockholders (“Annual Meeting”), GRT filed a preliminary proxy statement on Schedule 14A on August 5, 2022, with the Securities and Exchange Commission (the “SEC”). Promptly after filing its definitive proxy statement with the SEC, GRT intends to mail or otherwise provide the definitive proxy statement and a proxy card to each stockholder entitled to vote at the Annual Meeting. INVESTORS AND SECURITY HOLDERS OF GRT ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE ANNUAL MEETING THAT GRT FILES WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS TO BE CONDUCTED AT THE ANNUAL MEETING. The definitive proxy statement, the preliminary proxy statement and any other documents filed by GRT with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov or at the “Investors” section of our website at www.grtreit.com or by writing to Griffin Realty Trust, Inc., Attention: Secretary, 1520 E. Grand Avenue, El Segundo, California 90245. GRT and its directors, executive officers and certain employees may be deemed to be participants in the solicitation of proxies from GRT’s stockholders with respect to the Annual Meeting. Information about GRT’s directors and executive officers and their ownership of GRT securities is set forth in GRT’s preliminary proxy statement for the Annual Meeting on Schedule 14A filed with the SEC on August 5, 2022. You can obtain free copies of these documents at the SEC’s website at www.sec.gov or at the “Investors” section of our website at www.grtreit.com. Additional information regarding the identity of participants in the solicitation of proxies will be set forth in the proxy statement and other materials to be filed with the SEC in connection with the Annual Meeting.